                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 3, 2000

                              HANOVER DIRECT, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
                            (COMMISSION FILE NUMBER)


          DELAWARE                                           13-0853260
(STATE OR OTHER JURISDICTION                              (I.R.S. EMPLOYER
      OF INCORPORATION)                                IDENTIFICATION NUMBER)

    1500 HARBOR BOULEVARD
    WEEHAWKEN, NEW JERSEY                                       07087
    (ADDRESS OF PRINCIPAL                                     (ZIP CODE)
     EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300


          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5. OTHER EVENTS.

     On October 3, 2000, Mr. Basil P. Regan resigned as a member of the Board of Directors of Hanover Direct, Inc., a Delaware corporation (the "Company").

     On October 5, 2000, Mr. Shailesh J. Mehta resigned as a member of the Board of Directors of the Company.

     On October 16, 2000, Mr. Howard M.S. Tanner resigned as a member of the Board of Directors of the Company.

     At its next meeting of the Board of Directors, tentatively scheduled for November 1 and 2, 2000, Mr. Eloy Michotte will be formally appointed as a member of the Board of Directors of the Company.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     Exhibit 20.1 Press Release dated October 19, 2000 in regard to the resignation of Mr. Basil P. Regan, Mr. Shailesh J. Mehta and Mr. Howard Tanner as members of the Company's Board of Directors, and the appointment, subject to formal Board approval at its next meeting, tentatively scheduled for November 1 and 2, 2000, of Mr. Eloy Michotte as a member of the Company's Board of Directors.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HANOVER DIRECT, INC.
                                        ---------------------------------------
                                                (Registrant)

October 18, 2000                        By: /s/ Brian C. Harriss
                                        ---------------------------------------
                                        Name:  Brian C. Harriss
                                        Title: Senior Vice President and
                                               Chief Financial Officer